UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 21, 2025
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On January 6, 2025, Alico, Inc. (the "Company") announced a strategic transformation (the "Strategic Transformation") in the Company’s business focus, to wind down its Alico Citrus division, which holds the Company’s citrus production operations, to focus on a long-term diversified land usage and real estate development strategy. Due to increasing financial challenges from citrus greening disease and environmental factors for many seasons, the Company has decided to not spend further material capital on its citrus operations and to wind down substantially all of its Citrus’ primary operations after the current crop is harvested in the first half of calendar year 2025.

As a result of this announcement, the Company abandoned trees on approximately 90% of its total producing acres at the end of the Fiscal year 2025 harvest season. Under generally accepted accounting principles (GAAP), a long-lived asset to be abandoned is considered disposed of when it ceases to be used. This will require the Company to accelerate the depreciation of the trees through April 2025 when the current year harvest is completed.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
Not applicable.
(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet at December 31, 2024 and the unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2024 and the three month period ended December 31, 2024 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2025	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer